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                                                                     Exhibit 4.2


---------------                                           ---------------
   NUMBERS                    [GRAPHIC]                       SHARES
---------------                                           ---------------

[LOGO FOR MEDICAL                                           COMMON STOCK
STAFFING NETWORK                                     INCORPORATED UNDER THE LAWS
HOLDINGS, INC.]                                        OF THE STATE OF DELAWARE

                                                          CUSIP 58463F 10 4

                    MEDICAL STAFFING NETWORK HOLDINGS, INC.

     ----------------------------------------------------------------------
   |                                                                       |
   | THIS CERTIFIES THAT                                                   |
   |                                                                       |
   |                                                                       |
   |                                                                       |
   |                                                                       |
   |                                                                       |
   |                                                                       |
   | is the registered holder of                                           |
   |                                                                       |
     ----------------------------------------------------------------------

        FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF $.01 PAR VALUE OF

                              CERTIFICATE OF STOCK

  MEDICAL STAFFING NETWORK HOLDINGS, INC. TRANSFERABLE ONLY ON THE BOOKS OF THE
 CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON
                SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SUBJECT TO ALL
  THE PROVISIONS OF THE ARTICLES OF INCORPORATION OF THE CORPORATION, AND ALL
    AMENDMENTS THERETO, FILED IN THE OFFICE OF THE SECRETARY OF THE STATE OF
    DELAWARE, TO ALL OF WHICH THE HOLDER, BY THE ACCEPTANCE HEREOF, ASSENTS.

    THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED AND REGISTERED BY THE
                         TRANSFER AGENT AND REGISTRAR.


 WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF
                         ITS DULY AUTHORIZED OFFICERS.

DATED:

                           [MEDICAL STAFFING NETWORK
                                 HOLDINGS, INC.
                              CORPORATE SEAL 1998
                                   DELAWARE]
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

/s/ Kevin S. Little                                       /s/ Robert J. Adamson

    SECRETARY                                             PRESIDENT AND CHIEF EXECUIVE OFFICER

COUNTERSIGNED AND REGISTERED:
         AMERICAN STOCK TRANSFER & TRUST COMPANY
                    (NEW YORK, N.Y.)                              TRANSFER AGENT
BY                                                                 AND REGISTRAR


                                                            AUTHORIZED SIGNATURE
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MEDICAL STAFFING NETWORK HOLDINGS, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-

TEN ENT-

JT TEN-

as tenants in common
as tenants by the entireties
as joint tenants with right of
survivorship and not as tenants
in common

UNIF GIFT MIN ACT-.........................Custodian........................
 (Cust)                                      (Minor)

                                    under Uniform Gifts to Minors
                                    Act...........................

(State)

Additional abbreviations may also be used though not in the above list.

For value received,                hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises. Dated

NOTICE:

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
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Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.